JANUARY 10, 2022 The Strategic Partner to the Provider Industry Exhibit 99.2

Forward-Looking Statements This presentation includes information that may constitute “forward-looking statements,” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally relate to future events and relationships, plans, future growth and future performance, including, but not limited to, statements about our strategic initiatives, our capital plans, our costs, our ability to successfully implement new technologies, our future financial and operational performance, our liquidity and the expected timing, completion and effects of the proposed transaction. These forward-looking statements are often identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “designed,” “may,” “plan,” “predict,” “project,” “target,” “contemplate,” “would,” “seek,” “see” and similar expressions or variations or negatives of these words, although not all forward-looking statements contain these identifying words. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of R1’s and Cloudmed’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, assurance, prediction or definitive statement of fact or probability. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of uncertainties, risks, and changes in circumstances, including but not limited to risks and uncertainties related to: (i) our ability to retain existing customers or acquire new customers; (ii) our ability to manage our operations effectively; (iii) competition within the market; (iv) the severity, magnitude and duration of the COVID-19 pandemic; (v) responses to the pandemic by the government and healthcare providers and the direct and indirect impacts of the pandemic on our customers and personnel; (vi) the disruption of national, state, and local economies as a result of the pandemic (including as a result of supply chain interruptions, labor shortages, and inflationary pressures); (vii) the impact of the pandemic on our financial results, including possible lost revenue and increased expenses; (viii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ix) satisfaction of the conditions precedent to the consummation of the proposed transaction, including the receipt of required regulatory and shareholder approvals; and (x) R1’s ability to timely and successfully achieve the anticipated benefits and potential synergies of the proposed transaction. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the heading “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2020, our quarterly reports on Form 10-Q, the registration statement on Form S-4 and the proxy statement included therein that R1 intends to file relating to the transactions described herein and any other periodic reports that we file with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included herein are expressly qualified in their entirety by these cautionary statements as of the date hereof and involve many risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. Subsequent events and developments, including actual results or changes in our assumptions, may cause our views to change. R1 assumes no obligation and does not intend to update these forward-looking statements, except as required by law. You are cautioned not to place undue reliance on such forward-looking statements.

Disclaimer Additional Information and Where to Find It In connection with the proposed transaction and plan of merger (the “Transaction Agreement”) by and among R1 RCM, Inc. (“R1”), Project Roadrunner Parent Inc., a wholly owned subsidiary of R1 (“New Pubco”), Project Roadrunner Merger Sub Inc., a wholly owned subsidiary of New Pubco (“R1 Merger Sub”), Coyco 1, L.P. (“Coyco 1”) and Coyco 2, L.P. (“Coyco 2”, and together with Coyco 1, the “Sellers”) and other parties thereto, pursuant to which R1 Merger Sub will merge with and into R1, with R1 surviving as a direct, wholly-owned subsidiary of New Pubco, and Sellers will contribute equity in their subsidiaries constituting the Cloudmed business (“Cloudmed”) to New Pubco in exchange for shares of New Pubco common stock, R1 will file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will constitute a prospectus and proxy statement of R1. The proxy statement/prospectus described above will contain important information about R1, the Cloudmed business, the proposed transaction and related matters. A proxy statement/prospectus will be sent to all shareholders of R1. R1 also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of R1 are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of these documents, and other documents filed with the SEC, by R1 through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from R1 by visiting its website at https://r1rcm.com/, or upon written request to 434 W. Ascension Way, 6th Floor, Murray, Utah 84123. No Offer or Sale of Securities This presentation is for informational purposes only and is not intended to and does not constitute an offer to subscribe for, buy or sell, or the solicitation of an offer to subscribe for, buy or sell, or an invitation to subscribe for, buy or sell any securities or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, invitation, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. No representations or warranties, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances with R1, the Sellers, Cloudmed or any of their respective subsidiaries, equityholders, affiliates, representatives, partners, directors, officers, employees, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith.

Disclaimer Financial Projections All financial projections in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond R1’s control. No independent registered public accounting firm has audited, reviewed, compiled or performed any procedures with respect to the combined financial information of R1 contained herein, and, accordingly R1 expresses no opinion or otherwise provides any form of assurance with respect thereto for the purposes of this presentation. Such information may not be included, may be adjusted or may be presented differently in, any registration statement or proxy statement or other relevant documents to be filed by R1 with the SEC. The inclusion of projections in this presentation should not be regarded as an indication that R1, or its representatives, considered or consider the projections to be a reliable prediction of future events. Non-GAAP Financial Information Some of the financial information and data contained in this presentation, including Adjusted EBITDA (and related measures), have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Adjusted EBITDA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. This non-GAAP financial measure should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. Please refer to the Appendix located at the end of this presentation for a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP financial measure. Participants in the Solicitation The directors and executive officers of R1 may be deemed to be participants in the solicitation of proxies from R1’s shareholders. Information regarding R1’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, in respect of the transaction described herein will be included in the proxy statement/prospectus described above.

~$10B of NPR in contracting, expected to be signed in early February 2022 We plan to update guidance after closing the Cloudmed acquisition and signing the new contract R1’s Board of Directors has increased the Company’s share repurchase authorization to $500M Standalone 2022 R1 Guidance $M 2021E 2022E Revenue $1,460 – $1,480 $1,660 – $1,700 GAAP Operating Income $142 – $148 $200 – $220 Adjusted EBITDA $337 – $343 $385 – $405 Additional Highlights Note: Adjusted EBITDA is a non-GAAP measure, refer to the Appendix for a reconciliation of non-GAAP financial measures

Lee Rivas Chief Executive Officer Presenters Joseph Flanagan President Chief Executive Officer Rachel Wilson Executive Vice President Chief Financial Officer & Treasurer

Transaction Overview

Transaction Summary	▪ Approximately $4.1B all-stock transaction including assumption of ~$857M debt ▪ R1 will issue ~138.4M shares to Cloudmed shareholders, subject to closing adjustments ▪ 14.8x 2022E Adjusted EBITDA, incl. $85M of expected run-rate cost synergies by year 3
Ownership	▪ R1 shareholders will own ~70% of the combined company ▪ Cloudmed shareholders will own ~30% of the combined company ▪ Cloudmed shareholders will enter into an 18-month lockup agreement
Balance Sheet	▪ 2.7x net leverage at close ▪ Anticipate strong cash generation post-close
Management and Board	▪ Joe Flanagan will be CEO and Lee Rivas will be President of the combined company ▪ Three directors nominated by Cloudmed shareholders will join R1's Board
Timing and Approvals	▪ Expected to close Q2 2022 ▪ Subject to R1 shareholder approval, regulatory approval and customary closing conditions

R1 | cloudmed
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All Revenue Cycle Phases Order to Intake Care to Claim Claim to Payment All Payment Models Fee-for-service Patient Self-pay Value-based All Care Settings Ambulatory Acute Post-Acute Transforming Revenue Performance Across Care Settings and Payment Models Solutions address the full spectrum of needs and operations Operating Partner Full, risk-sharing infrastructure partner Modular Solutions Technology-enabled services addressing functional areas Flexible Engagement Models

Cloudmed Overview Proof Points Comparison to R1 Capability Highlights 500M patient records annually Ranked #1 by KLAS Health Systems contracted: 47 of Top 50 / 87 of Top 100 $800B NPR installed base 10x annually 6x total rules 12K total rules Ranked #1 by KLAS R1 installed base: $42B end-to-end $200B modular Market-leading Revenue Intelligence Platform Premier Customer Base and Commercial Engine Data and Advanced Automation

Leading data and analytics-driven revenue intelligence platform Leading E2E technology-driven platform to manage healthcare provider revenue Powerful Combination of Market-leading Platforms Market-leading tech-enabled platform Strategic partner of choice to providers Unlocks significant TAM & accelerates growth Automation leader, positioned for innovation in and around data Strategic Highlights Early Stages of a Significant Market Growth Opportunity

Unlocks TAM for modular offerings Meaningfully diversifies customer base Accelerates digitization, leveraging data and technology Preserves flexibility to invest in the business 16% revenue CAGR from 2022 – 2026 30%+ Adjusted EBITDA margin in 2026 Moderately accretive to R1’s EPS and cash flow per share in first full year (2023) Approximately $85M in run-rate cost synergies by the end of year 3, and $98M at full run rate Potential for significant revenue synergies Strong Financial Profile Expands Growth Opportunity Accretive on Multiple Financial Metrics Unlocks Meaningful Synergies Strong Cash Flow and Balance Sheet Flexibility

Cloudmed Overview

Strategic Partner to Providers We help healthcare providers get paid for the care they deliver COMPLEX PROBLEM PERSISTENT CHALLENGES POWERFUL SOLUTION Up to 5% revenue leakage $100B problem Large scale data problem Reimbursement complexity Business model aligned with customer success 3-5x customer ROI MISSION:

Leading Revenue Intelligence Platform Analyze large volumes of clinical and financial data Identify missed opportunities Deliver revenue to customers What We Do Platform Core Components Scalability Cloud-based Data Architecture Flexibility Implementation Predictive Analytics Intelligent Automation Machine Learning Automation Data Scientists Revenue Intelligence Expertise Engineers Rules Specialists

Scaled Platform with Proven Results Ranked #1 by KLAS REVENUE GROWTH 20%+ NET REVENUE RETENTION 108% Average duration Of top 10 customers 15 YEARS HEALTH SYSTEMS AS CUSTOMERS 47 OF TOP 50 NET PATIENT REVENUE COVERED $800B PATIENT INTERACTIONS 500M SCALED PLATFORM PROVEN RESULTS HEALTH SYSTEMS SERVED 400+

Summary Highlights

Pro Forma Financial Profile $M 2022E Revenue $1,680 $446 $2,126 % YoY Growth 14% 23% 2022E Adj. EBITDA $395 $191 $6711 % Adj. EBITDA margin 24% 43% 32% Note1: Includes anticipated $85M of cost synergies by year-end 3, R1 plans to update guidance after completion of transaction to reflect part-year contribution and expected synergies in 2022 Note: R1 estimates are at midpoint of standalone guidance range +

Revised Outlook Prior Outlook Revised with Cloudmed NPR Growth 10-12% 12-14% Modular Growth - ~20% Adjusted EBITDA Growth 12-15% 17%+ Medium-Term Margin Target 25% 30%+ Long-Term Margin Target 30% 35%+

Summary Highlights Combination Provides… Market leading “Platform” fueled by automation and data Resulting In… Acceleration of growth by unlocking full market potential Aligned economics solving complex provider challenges Trusted partner of choice Flexible engagement models (end-to-end and modular) to serve entire market Significant future innovation fueled by vast data footprint The Strategic Partner to the Provider Industry

Appendix

Use of Non-GAAP Financial Measures In order to provide a more comprehensive understanding of the information used by R1’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial performance measures, including adjusted EBITDA. Adjusted EBITDA is defined as GAAP net income before net interest income/expense, income tax provision/benefit, depreciation and amortization expense, share-based compensation expense, expense arising from debt extinguishment, strategic initiatives costs, transitioned employee restructuring expense, and certain other items. Our board of directors and management team use adjusted EBITDA as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation programs for employees. A reconciliation of GAAP operating income guidance to non-GAAP adjusted EBITDA guidance is provided below. Adjusted EBITDA should be considered in addition to, but not as a substitute for, the information presented in accordance with GAAP. 2021 2022 GAAP Operating Income Guidance $142-148 $200-220 Plus: Depreciation and amortization expense $75-85 $85-95 Share-based compensation expense $75-85 $45-55 Strategic initiatives, severance and other costs $40-50 $40-50 Adjusted EBITDA Guidance $337-343 $385-405 Reconciliation of GAAP Operating Income Guidance to Non-GAAP Adjusted EBITDA Guidance $ in millions